                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


 IN RE:                                       CHAPTER 11
    THE MIIX GROUP, INC., ET. AL.             CASE NO:    04-13588 (MFW)
               DEBTORS.                                   (JOINTLY ADMINISTERED)


                            MONTHLY OPERATING REPORT
              FOR THE PERIOD: APRIL 1, 2005 THROUGH APRIL 30, 2005

                    File with Court and submit copy to United
                States Trustee within 20 days after end of month


                                                                                                DOCUMENT    EXPLANATION
                   REQUIRED DOCUMENTS                                          FORM NO.         ATTACHED     ATTACHED
                   ------------------                                          --------         --------     --------

 Schedule of Cash Receipts and Disbursements                                    MOR-1               X
    Bank Reconciliation (or copies of debtor's bank reconciliations)            MOR-1 (CONT)        X
    Copies of bank statements                                                                       X
    Cash disbursements journals                                                                     X
 Statement of Operations                                                        MOR-2               X
 Balance Sheet                                                                  MOR-3               X
 Status of Post-Petition Taxes                                                  MOR-4               X
    Copies of IRS Form 6123 or payment receipt                                                                   X
    Copies of tax returns filed during reporting period                                             X
 Summary of Unpaid Postpetition Debts                                           MOR-4               X
    Listing of aged accounts payable                                                                             X
 Accounts Receivable Reconciliation and Aging                                   MOR-5               X
 Debtor Questionnaire                                                           MOR-5               X


 I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THAT THIS REPORT AND ATTACHED DOCUMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.




----------------------------------------          ------------------------------
 SIGNATURE OF AUTHORIZED INDIVIDUAL*              DATE



----------------------------------------          ------------------------------
 PRINTED NAME OF AUTHORIZED INDIVIDUAL            TITLE OF AUTHORIZED INDIVIDUAL



 * Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


 IN RE:                                       CHAPTER 11
    THE MIIX GROUP, INC., ET. AL.             CASE NO:    04-13588 (MFW)
               DEBTORS.                                   (JOINTLY ADMINISTERED)


                        EXPLANATION TO COVER SHEET ITEMS

Pursuant to the Debtors' discussion with representatives from the Office of the US Trustee on January 28, 2005, only those items marked with "X" under the "Document Attached" column on the cover sheet are required submissions for the monthly operating report.

In addition, per the request of the Office of the US Trustee, a summary of intercompany activity has been added as a supplement to this monthly operating report.

Refer to the Exhibits section of this report for the following information:

      Exhibit A:Intercompany activity summaries
      Exhibit B:Cash disbursements journals

ACTUAL WEEKLY CASH FLOWS
APRIL 2005

                                                                                                          APR-05           APR-05
Week Beginning                               4-APR           11-APR          18-APR         25-APR       ACTUALS         PROJECTED
                                           ---------       ---------       ---------      ---------      ---------       ---------
Beginning cash balance                     $ 103,187       $  98,746       $  92,185      $  92,185      $ 103,187       $ 104,693

Income
  Advantage MSA Payments                          --              --              --             --             --              --
  MIIX in Rehab Payroll funding / MSA             --              --              --             --             --              --
  Miscellaneous receipts                          --              --              --             --             --              --
  Sale proceeds - certain assets                  --              --              --             --             --              --
  Law RE Dividend                                 --              --              --             --             --              --
                                           ---------       ---------       ---------      ---------      ---------       ---------
  Total cash                                      --              --              --             --             --              --

Expenses
  Allocated portion of mgmt. Salaries             --              --              --             --             --              --
  Advantage Payroll                               --              --              --             --             --              --
  MIIX in Rehab Payroll                           --              --              --             --             --              --
  Current Severance commitments                   --              --              --             --             --              --
  Allocation of finance salaries                  --              --              --             --             --              --
                                           ---------       ---------       ---------      ---------      ---------       ---------
  Total Salaries                                  --              --              --             --             --              --

  Benefits @ 30%                                  --              --              --             --             --              --

  Legal
    DBR                                           --              --              --             --             --              --
   Other                                          --              --              --             --             --          25,000
   Traxi                                          --              --              --             --             --              --
   US Trustee fee                                 --              --              --             --             --             750

  Overhead Costs                               4,441           6,561              --             --         11,002           5,000
  Settlement of MIIX Ins. Allocation              --              --              --             --             --              --
  D&O Renewal                                     --              --              --             --             --              --
  SEC complinace costs                            --              --              --             --             --              --
  SSG                                             --              --              --             --             --              --
  Advertising                                     --              --              --             --             --              --
  Consulting                                      --              --              --             --             --              --
  Tax services                                    --              --              --             --             --              --
  Information System Costs                        --              --              --             --             --              --
                                           ---------       ---------       ---------      ---------      ---------       ---------

  Total expenses                               4,441           6,561              --             --         11,002          30,750
                                           ---------       ---------       ---------      ---------      ---------       ---------

  Change in cash                              (4,441)         (6,561)             --             --        (11,002)        (30,750)
                                           =========       =========       =========      =========      =========       =========

Ending Cash Balance                        $  98,746       $  92,185       $  92,185      $  92,185      $  92,185       $  73,943
                                           =========       =========       =========      =========      =========       =========

Please note: The weeks of April 18th & 25th represent post-Close cash flow. No projections were prepared for the post-Close period.

                  NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
                            CASE NO. 04-13589 (MFW)



ACTUAL WEEKLY CASH FLOWS
APRIL 2005

                                                                                                          APR-05         APR-05
Week Beginning                              4-APR          11-APR         18-APR          25-APR          ACTUALS       PROJECTED
                                         -----------     -----------    -----------     -----------     -----------    -----------
Beginning cash balance                   $   874,134     $   862,118    $ 2,669,398     $ 2,617,043     $   874,134    $   616,734

Income
  Advantage MSA Payments                          --         950,000             --              --         950,000        855,201
  MIIX in Rehab Payroll funding / MSA             --              --             --              --              --             --
  Miscellaneous receipts                       5,242             118             --              --           5,360             --
  Sale proceeds - certain assets                  --       1,014,511             --              --       1,014,511             --
  Law RE Dividend                                 --              --             --              --              --             --
                                         -----------     -----------    -----------     -----------     -----------    -----------
  Total cash                                   5,242       1,964,629             --              --       1,969,871        855,201

Expenses
  Allocated portion of mgmt. Salaries             --              --             --              --              --             --
  Advantage Payroll (1)                        1,738         157,280             --              --         159,018        129,953
  MIIX in Rehab Payroll                           --              --             --              --              --             --
  Current Severance commitments                   --              --             --              --              --             --
  Allocation of finance salaries                  --              --             --              --              --             --
                                         -----------     -----------    -----------     -----------     -----------    -----------
  Total Salaries                               1,738         157,280             --              --         159,018        129,953

  Benefits @ 30%                                  --              --             --              --              --         38,986

  Legal
    DBR                                           --              --             --              --              --         80,000
   Other                                          --              --         51,887              --          51,887         40,000
   Traxi                                          --              --             --          67,660          67,660             --
   US Trustee fee                                 --              --             --              --              --          5,000

  Overhead Costs                              15,520              69            468           3,205          19,262        116,128
  Settlement of MIIX Ins. Allocation              --              --             --              --              --             --
  D&O Renewal                                     --              --             --              --              --             --
  SEC compliance costs                            --              --             --              --              --             --
  SSG                                             --              --             --              --              --             --
  Advertising                                     --              --             --              --              --             --
  Consulting                                      --              --             --              --              --             --
  Tax services                                    --              --             --              --              --             --
  Information System Costs                        --              --             --              --              --         12,000
                                         -----------     -----------    -----------     -----------     -----------    -----------
  Total expenses                              17,258         157,349         52,355          70,865         297,827        422,067
                                         -----------     -----------    -----------     -----------     -----------    -----------
  Change in cash                             (12,016)      1,807,280        (52,355)        (70,865)      1,672,044        433,134
                                         ===========     ===========    ===========     ===========     ===========    ===========
Ending Cash Balance                      $   862,118     $ 2,669,398    $ 2,617,043     $ 2,546,178     $ 2,546,178    $ 1,049,868
                                         ===========     ===========    ===========     ===========     ===========    ===========

Please note: The weeks of April 18th & 25th represent post-Close cash flow. No projections were prepared for the post-Close period.

(1)  Actuals include entire NJSMU payroll and is grossed up for taxes.

MIIX GROUP & NJSMU
ACTUAL VS. PROJECTED CASH FLOW ANALYSIS


                                                        MIIX GROUP                                    NJSMU
                                                    12/20/04 - 4/30/05                          12/20/04 - 4/30/05
                                          ACTUAL        PROJECTED      VARIANCE         ACTUAL      PROJECTED      VARIANCE
                                        -----------    -----------    -----------    -----------   -----------    -----------
Beginning cash balance                  $   200,077    $   197,773    $     2,304    $ 1,026,276   $   994,211    $    32,065


Income
  Advantage MSA Payments                         --             --             --      1,881,332     2,155,717       (274,385)
  MIIX in Rehab Payroll funding / MSA            --             --             --        100,000       117,000        (17,000)
  Miscellaneous receipts                     43,889             --         43,889        349,005            --        349,005
  Sale proceeds - certain assets                 --             --             --      1,014,511            --      1,014,511
  Law RE Dividend                                --             --             --        380,000       400,000        (20,000)
                                        -----------    -----------    -----------    -----------   -----------    -----------
  Total cash                                 43,889             --         43,889      3,724,848     2,672,717      1,052,131

Expenses
  Allocated portion of mgmt. Salaries            --         43,721        (43,721)            --        40,000        (40,000)
  Advantage Payroll                              --             --             --      1,424,884     1,195,740        229,144
  MIIX in Rehab Payroll                          --             --             --             --        90,000        (90,000)
  Current Severance commitments                  --             --             --             --            --             --
  Allocation of finance salaries                 --             --             --             --        34,973        (34,973)
                                        -----------    -----------    -----------    -----------   -----------    -----------
  Total Salaries                                 --         43,721        (43,721)     1,424,884     1,360,713         64,171

  Benefits @ 30%                                 --         13,116        (13,116)            --       408,214       (408,214)

  Legal
    DBR                                          --             --             --             --       360,000       (360,000)
   Other                                         --         60,000        (60,000)        51,887        40,000         11,887
   Traxi                                         --             --             --         67,660       107,980        (40,320)
   US Trustee fee                               250            750           (500)           250         5,000         (4,750)

  Overhead Costs                             43,888         13,762         30,126        628,523     1,078,910       (450,386)
  Settlement of MIIX Ins. Allocation             --             --             --             --       334,000       (334,000)
  D&O Renewal                                90,753         90,753             --             --            --             --
  SEC complinace costs                           --         15,000        (15,000)            --            --             --
  SSG                                            --             --             --             --            --             --
  Advertising                                 8,425             --          8,425             --            --             --
  Consulting                                  8,465             --          8,465             --            --             --
  Tax services                                   --             --             --             --            --             --
  Information System Costs                       --             --             --         31,742       102,000        (70,258)
                                        -----------    -----------    -----------    -----------   -----------    -----------
  Total expenses                            151,781        237,103        (85,322)     2,204,946     3,796,816     (1,591,870)
                                        -----------    -----------    -----------    -----------   -----------    -----------
  Change in cash                           (107,892)      (237,103)       129,211      1,519,902    (1,124,099)     2,644,001
                                        ===========    ===========    ===========    ===========   ===========    ===========
Ending Cash Balance                     $    92,185    $   (39,330)   $   131,515    $ 2,546,178   $  (129,888)   $ 2,676,066
                                        ===========    ===========    ===========    ===========   ===========    ===========

                                               TOTAL - COMBINED DEBTORS
                                                   12/20/04 - 4/30/05
                                           ACTUAL       PROJECTED      VARIANCE
                                         -----------   -----------    -----------
Beginning cash balance                   $ 1,226,353   $ 1,191,984    $    34,369


Income
  Advantage MSA Payments                   1,881,332     2,155,717       (274,385)
  MIIX in Rehab Payroll funding / MSA        100,000       117,000        (17,000)
  Miscellaneous receipts                     392,894            --        392,894
  Sale proceeds - certain assets           1,014,511            --      1,014,511
  Law RE Dividend                            380,000       400,000        (20,000)
                                         -----------   -----------    -----------
  Total cash                               3,768,737     2,672,717      1,096,020

Expenses
  Allocated portion of mgmt. Salaries             --        83,721        (83,721)
  Advantage Payroll                        1,424,884     1,195,740        229,144
  MIIX in Rehab Payroll                           --        90,000        (90,000)
  Current Severance commitments                   --            --             --
  Allocation of finance salaries                  --        34,973        (34,973)
                                         -----------   -----------    -----------
  Total Salaries                           1,424,884     1,404,434         20,450

  Benefits @ 30%                                  --       421,330       (421,330)

  Legal
    DBR                                           --       360,000       (360,000)
   Other                                      51,887       100,000        (48,113)
   Traxi                                      67,660       107,980        (40,320)
   US Trustee fee                                500         5,750         (5,250)

  Overhead Costs                             672,411     1,092,672       (420,260)
  Settlement of MIIX Ins. Allocation              --       334,000       (334,000)
  D&O Renewal                                 90,753        90,753             --
  SEC complinace costs                            --        15,000        (15,000)
  SSG                                             --            --             --
  Advertising                                  8,425            --          8,425
  Consulting                                   8,465            --          8,465
  Tax services                                    --            --             --
  Information System Costs                    31,742       102,000        (70,258)
                                         -----------   -----------    -----------
  Total expenses                           2,356,727     4,033,919     (1,677,192)
                                         -----------   -----------    -----------
  Change in cash                           1,412,010    (1,361,201)     2,773,211
                                         ===========   ===========    ===========
Ending Cash Balance                      $ 2,638,363   $  (169,218)   $ 2,807,581
                                         ===========   ===========    ===========


Please note: The weeks of April 18th & 25th represent post-Close cash flow. No projections were prepared for the post-Close period.

IN RE:                                    CHAPTER 11
    THE MIIX GROUP, INC.                  CASE NO:               04-13588 (MFW)
          DEBTORS.

                                                  INCOME STATEMENTS FOR THE PERIODS
                                                  ---------------------------------
                                                   04/01/05 TO       12/21/04 TO
                                                    04/30/05           04/30/05
                                                    --------           --------
                                                   (Unaudited)        (Unaudited)
Net investment income                               $       8         $   8,293
                                                    ---------         ---------
Total revenue                                               8             8,293
                                                    ---------         ---------
Expenses:
   Salary, benefits and taxes                           6,407            93,318
   Insurance                                           24,385           203,738
   Professional services                                7,335            44,090
   Other expenses                                       1,217            34,325
                                                    ---------         ---------
Total expenses                                         39,344           375,471
                                                    ---------         ---------
Loss before income taxes                              (39,336)         (367,178)

Federal income tax benefit                                 --                --
                                                    ---------         ---------
Net loss                                            $ (39,336)        $(367,178)
                                                    =========         =========

IN RE:                                                CHAPTER 11
    NEW JERSEY STATE MEDICAL UNDERWRITERS             CASE NO:    04-13589 (MFW)
               DEBTORS.

                                                  INCOME STATEMENTS FOR THE PERIODS
                                                  ---------------------------------
                                                    04/01/05 TO     12/21/04 TO
                                                     04/30/05        04/30/05
                                                    -----------     -----------
                                                    (Unaudited)     (Unaudited)
MDAdvantage management service agreement            $    53,225     $ 1,472,029
Dividends received from subsidiary                           --         380,000
Gain on Sale of Assets                                  746,345         746,345
Other income                                             (8,044)        190,545
                                                    -----------     -----------
Total revenue                                           791,526       2,788,919
                                                    -----------     -----------
Expenses:
   Salary, benefits and taxes                               436         (65,189)
   Insurance                                              6,611          38,861
   Professional services                                214,770         228,947
   MDAdvantage management service agreement              53,225       1,472,029
   Goodwill writeoff                                  1,000,000       1,000,000
   Other expenses                                         5,085         139,064
                                                    -----------     -----------
Total expenses                                        1,280,127       2,813,712
                                                    -----------     -----------
Income before federal income taxes                     (488,601)        (24,793)

State and Federal income tax benefit                         --        (163,374)
                                                    -----------     -----------
Net income                                          $  (488,601)    $   138,581
                                                    ===========     ===========

IN RE:                                              CHAPTER 11
    THE MIIX GROUP, INC.                            CASE NO:      04-13588 (MFW)
        DEBTORS.

                                                                 BALANCE SHEET AS OF
                                                                      04/30/2005
                                                                      ----------
Assets                                                                (Unaudited)
   Investments in subsidiaries                                        $8,441,435
   Cash & short term investments                                          89,602
   Other assets                                                          679,911
                                                                      ----------
Total Assets                                                          $9,210,948
                                                                      ==========
Liabilities & Equity
   Liabilities Subject to Compromise                                  $8,886,290
   Intercompany payable                                                   35,050
   Other accrued expenses                                                 16,148
                                                                      ----------
Total Liabilities                                                      8,937,488

Equity                                                                   273,460
                                                                      ----------
Total Liabilities & Equity                                            $9,210,948
                                                                      ==========

IN RE:                                            CHAPTER 11
    NEW JERSEY STATE MEDICAL UNDERWRITERS         CASE NO:        04-13589 (MFW)
               DEBTORS.

                                                                 BALANCE SHEET AS OF
                                                                      04/30/2005
                                                                     -----------
                                                                     (Unaudited)
Assets
   Investments in subsidiaries                                       $ 2,412,774
   Cash & short term investments                                       2,537,347
   Intercompany receivables                                            8,846,229
   Receivable from MIIX Insurance Co. in Rehab                           230,581
   Receivable from MIIX Advantage                                        282,902
   Prepaid expenses                                                       20,768
   Goodwill, net                                                              --
   Furniture & equipment                                                      --
   Miscellaneous assets                                                  342,026
                                                                     -----------

Total Assets                                                         $14,672,627
                                                                     ===========

Liabilities & Equity
   Deferred gain                                                     $ 1,500,000
   Liabilities subject to compromise                                   3,688,348
   Accrued expenses                                                      181,927
   Accrued pension liability                                             851,874
   Other liabilites                                                        9,045
                                                                     -----------

Total Liabilities                                                      6,231,194

Equity                                                                 8,441,433
                                                                     -----------

Total Liabilities & Equity                                           $14,672,627
                                                                     ===========

IN RE:                                           CHAPTER 11
    THE MIIX GROUP, INC.                         CASE NO:         04-13588 (MFW)
         DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                          BEGINNING      AMOUNT                                                     ENDING
                                             TAX        WITHHELD     AMOUNT           DATE        CHECK NO.          TAX
                                          LIABILITY    OR ACCRUED     PAID            PAID         OR EFT         LIABILITY
                                          ---------    ----------     ----            ----         ------         ---------
FEDERAL
  Withholding                            $      --    $      --   $      --                                        $      --
  FICA - Employee                        $      --    $      --   $      --                                        $      --
  FICA - Employer                        $      --    $      --   $      --                                        $      --
  Unemployment                           $      --    $      --   $      --                                        $      --
  Income                                 $      --    $      --   $      --                                        $      --
  Other:                                 $      --    $      --   $      --                                        $      --
     Total Federal Taxes                 $      --    $      --   $      --                                        $      --
                                         ---------    ---------   ---------                                        ---------

STATE & LOCAL
  Withholding                            $      --    $      --   $      --                                        $      --
  Sales                                  $      --    $      --   $      --                                        $      --
  Excise                                 $      --    $      --   $      --                                        $      --
  Unemployment                           $      --    $      --   $      --                                        $      --
  Real Property                          $      --    $      --   $      --                                        $      --
  Personal Property                      $      --    $      --   $      --                                        $      --
  Other: Income                          $(2,000.00)  $      --   $      --                                        $(2,000.00)
                                         ---------    ---------   ---------                                        ---------
     Total State & Local Taxes           $(2,000.00)  $      --   $      --                                        $(2,000.00)
                                         ---------    ---------   ---------                                        ---------
TOTAL TAXES                              $(2,000.00)  $      --   $      --                                        $(2,000.00)

IN RE:                                              CHAPTER 11
    NEW JERSEY STATE MEDICAL UNDERWRITERS           CASE NO:      04-13589 (MFW)
               DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                 BEGINNING         AMOUNT                                                                ENDING
                                    TAX           WITHHELD         AMOUNT               DATE               CHECK NO.       TAX
                                 LIABILITY       OR ACCRUED         PAID                PAID                OR EFT      LIABILITY
                                 ---------       ----------         ----                ----                ------      ---------
FEDERAL
  Withholding                   $        --     $ 23,187.17     $ 23,187.17            04/14/05               [A]       $        --
  FICA - Employee               $        --     $  9,488.23     $  9,488.23            04/14/05               [A]       $        --
  FICA - Employer               $        --     $  9,488.24     $  9,488.24            04/14/05               [A]       $        --
  Unemployment                  $        --     $        --     $        --            04/14/05               [A]       $        --
  Income                        $        --     $        --     $        --                                             $        --
  Other:                        $        --     $        --     $        --                                             $        --
     Total Federal Taxes        $        --     $ 42,163.64     $ 42,163.64                                             $        --

STATE & LOCAL
  Withholding                   $        --     $  5,518.96     $  5,518.96      3/4/05,3/15/05&3/29/05       [A]       $        --
  Sales/Use                     $  7,883.00     $       --      $        --                                             $  7,883.00
  Excise                        $        --     $       --      $        --                                             $        --
  Unemployment/SDI              $        --     $  2,032.77     $  2,032.77      3/4/05,3/15/05&3/29/05       [A]       $        --
  Real Property                 $        --     $       --      $        --                                             $        --
  Personal Property             $        --     $       --      $        --                                             $        --
  Other: Escheat                $  1,506.00     $       --      $        --                                             $  1,506.00
     Total State & Local Taxes  $  9,389.00     $  7,551.73     $  7,551.73                                             $  9,389.00
TOTAL TAXES                     $  9,389.00     $ 49,715.37     $ 49,715.37                                             $  9,389.00


[A]  One Fedwire reference totaling $49,715.37

IN RE:                                           CHAPTER 11
    THE MIIX GROUP, INC.                         CASE NO:        04-13588 (MFW)
        DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                              AS OF APRIL 30, 2005


                                                                     POST-PETITION
        VENDOR                                                        AMOUNTS DUE
        ------                                                        -----------

SaiberSchlesinger Satz & Goldstein                                    $ 2,250.00
SaiberSchlesinger Satz & Goldstein                                      1,197.50
Wilmer Cutler Pickering Hale And Door                                   8,899.85
Wilmer Cutler Pickering Hale And Door                                   3,329.60
                                                                      ----------
  Total                                                               $15,676.95
                                                                      ==========

IN RE:                                           CHAPTER 11
    NEW JERSEY STATE MEDICAL UNDERWRITERS        CASE NO:         04-13589 (MFW)
              DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                              AS OF APRIL 30, 2005


                                                                    POST-PETITION
               VENDOR                                                 AMOUNTS DUE
               ------                                                 -----------
Epstein Becker & Green                                                $ 6,535.27
ExxonMobil                                                                 31.94
Federal Express                                                            14.49
Hewlett-Packard                                                         1,399.20
Oblon, Spivak, McClelland, Maier .                                      1,408.31
PBCC                                                                      501.98
SaiberSchlesinger Satz & Goldstein                                        360.00
Staples                                                                   835.87
Sunguard Recovery Services                                              3,238.00
Systems Union                                                          23,106.72
Systems Union                                                             468.76
                                                                      ----------
  Total                                                               $37,900.54
                                                                      ==========

IN RE:                                             CHAPTER 11
    THE MIIX GROUP, INC.                           CASE NO:      04-13588 (MFW)
          DEBTORS.


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              AS OF APRIL 30, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                       AMOUNT
----------------------------------                                       ------
Total Accounts Receivable at the beginning of the reporting period       $ --
+ Amounts billed during the period                                       $ --
- Amounts collected during the period                                    $ --
Total Accounts Receivable at the end of the reporting period             $ --

ACCOUNTS RECEIVABLE AGING                                                AMOUNT
----------------------------------                                       ------
0 - 30 days old                                                          $ --
31 - 60 days old                                                         $ --
61 - 90 days old                                                         $ --
91+ days old                                                             $ --
Total Accounts Receivable                                                $ --
Amount considered uncollectible (Bad Debt)                               $ --
Accounts Receivable (Net)                                                $ --

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                  YES      NO
----------------------------                                                                  ---      --
1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                             X
2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                              X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                             X
4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                                X

Explanation 1: A sale of certain assets of New Jersey State Medical Underwriters, according to the filed Asset Purchase Agreement, was closed on April 15, 2005. The buyer of these assets was MD Advantage, Inc.

Explanation 3.: Post-petition tax returns are not yet due, but are in the process of being prepared.



                                                                      FORM MOR-5
                                                                      (9/99)

IN RE:                                                 CHAPTER 11
    NEW JERSEY STATE MEDICAL UNDERWRITERS              CASE NO:   04-13589 (MFW)
               DEBTORS.


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              AS OF APRIL 30, 2005


ACCOUNTS RECEIVABLE RECONCILIATION                                      AMOUNT
-------------------------                                               ------
Total Accounts Receivable at the beginning of the reporting period   $10,396,705
+ Amounts billed during the period                                   $   171,628
- Amounts collected during the period                                $ 1,208,621
- Intercompany writedowns                                            $        --
Total Accounts Receivable at the end of the reporting period         $ 9,359,712

ACCOUNTS RECEIVABLE AGING                                               AMOUNT
-------------------------                                               ------
0 - 30 days old                                                      $   171,628
31 - 60 days old                                                     $   303,187
61 - 90 days old                                                     $        --
91+ days old                                                         $ 8,884,897
Total Accounts Receivable                                            $ 9,359,712
Amount considered uncollectible (Bad Debt)                           $        --
Accounts Receivable (Net)                                            $ 9,359,712


                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                   YES      NO
----------------------------                                                                   ---      --
1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                              X
2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                              X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                             X
4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                                 X

Explanation 1: A sale of certain assets of New Jersey State Medical Underwriters, according to the filed Asset Purchase Agreement, was closed on April 15, 2005. The buyer of these assets was MD Advantage, Inc.

Explanation 3.: Post-petition tax returns are not yet due, but are in the process of being prepared.


                                                                      FORM MOR-5
                                                                      (9/99)